EXHIBIT 24

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on Form S-8 under the Securities Act of 1933, as amended, by Howell Corporation, a Delaware corporation (the "Company"), of shares of the Company's Common Stock, $1.00 par value, pursuant to the Howell Corporation Omnibus Stock Awards and Incentive Plan and the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors (collectively, the "Plans") and the related interests in the Plans, the undersigned director of the Company hereby makes, constitutes and appoints each of Richard K. Hebert and Robert T. Moffett, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of May, 2000.



                               Name:/s/ Paul W. Murril
                                    -----------------------------

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on Form S-8 under the Securities Act of 1933, as amended, by Howell Corporation, a Delaware corporation (the "Company"), of shares of the Company's Common Stock, $1.00 par value, pursuant to the Howell Corporation Omnibus Stock Awards and Incentive Plan and the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors (collectively, the "Plans") and the related interests in the Plans, the undersigned director of the Company hereby makes, constitutes and appoints each of Richard K. Hebert and Robert T. Moffett, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of May, 2000.



                               Name /s/ Paul N. Howell
                                    -----------------------------

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on Form S-8 under the Securities Act of 1933, as amended, by Howell Corporation, a Delaware corporation (the "Company"), of shares of the Company's Common Stock, $1.00 par value, pursuant to the Howell Corporation Omnibus Stock Awards and Incentive Plan and the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors (collectively, the "Plans") and the related interests in the Plans, the undersigned director of the Company hereby makes, constitutes and appoints each of Richard K. Hebert and Robert T. Moffett, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 2nd day of June, 2000.


                               Name:/s/ Ronald E. Hall
                                    -----------------------------

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on Form S-8 under the Securities Act of 1933, as amended, by Howell Corporation, a Delaware corporation (the "Company"), of shares of the Company's Common Stock, $1.00 par value, pursuant to the Howell Corporation Omnibus Stock Awards and Incentive Plan and the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors (collectively, the "Plans") and the related interests in the Plans, the undersigned director of the Company hereby makes, constitutes and appoints each of Richard K. Hebert and Robert T. Moffett, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 7th day of June, 2000.



                               Name:/s/ Robert M. Ayres, Jr.
                                    -----------------------------

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on Form S-8 under the Securities Act of 1933, as amended, by Howell Corporation, a Delaware corporation (the "Company"), of shares of the Company's Common Stock, $1.00 par value, pursuant to the Howell Corporation Omnibus Stock Awards and Incentive Plan and the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors (collectively, the "Plans") and the related interests in the Plans, the undersigned director of the Company hereby makes, constitutes and appoints each of Richard K. Hebert and Robert T. Moffett, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 1st day of June, 2000.



                              Name: /s/ Otis A. Singletary
                                    -----------------------------

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on Form S-8 under the Securities Act of 1933, as amended, by Howell Corporation, a Delaware corporation (the "Company"), of shares of the Company's Common Stock, $1.00 par value, pursuant to the Howell Corporation Omnibus Stock Awards and Incentive Plan and the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors (collectively, the "Plans") and the related interests in the Plans, the undersigned director of the Company hereby makes, constitutes and appoints each of Richard K. Hebert and Robert T. Moffett, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of May, 2000.


                              Name: /s/ Jack T. Trotter
                                    -----------------------------

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on Form S-8 under the Securities Act of 1933, as amended, by Howell Corporation, a Delaware corporation (the "Company"), of shares of the Company's Common Stock, $1.00 par value, pursuant to the Howell Corporation Omnibus Stock Awards and Incentive Plan and the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors (collectively, the "Plans") and the related interests in the Plans, the undersigned director of the Company hereby makes, constitutes and appoints each of Richard K. Hebert and Robert T. Moffett, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of May, 2000.




                               Name:/s/ Khoi V. Tran
                                    -----------------------------